UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 6, 2009

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue

New York, New York 10022

(Address of principal executive offices)

(212) 277-7100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2009, ExlService Holdings, Inc. (the “Company”) reported its results of operations for the second quarter ended June 30, 2009. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of ExlService Holdings, Inc. dated August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EXLSERVICE HOLDINGS, INC.

By:	/s/ Vishal Chhibbar
Name:	Vishal Chhibbar
Title:	Vice President & Chief Financial Officer

Dated: August 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of ExlService Holdings, Inc. dated August 6, 2009.